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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 29, 2002


                                 Workstream Inc.
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               (Exact Name of Registrant as Specified in Charter)



           Canada                       001-15503                   N/A
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(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
      of Incorporation)                 Number)              Identification No.)


495 March Road, Suite 300, Ottawa, Ontario, Canada                K2K-3G1
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     (Address of Principal Executive Offices)                    (Zip Code)


                                 (613) 270 0619
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              (Registrant's Telephone Number, Including Area Code)



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         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, is not to be incorporated by reference to any filing of Workstream Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.  Regulation FD Disclosure.

         On August 29, 2002, Workstream Inc. (the "Company") submitted to the Securities and Exchange Commission written certifications by each of the chief executive officer and the chief financial officer of the Company as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Company's Annual Report on Form 10-K for the year ended May 31, 2002. A copy of each certification is attached as Exhibit
99.1 and 99.2 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

        99.1 Certification of Michael Mullarkey, Chief Executive Officer of Workstream Inc., dated August 29, 2002, pursuant to 18 U.S.C.
               Section 1350.

        99.2 Certification of Paul Haggard, Chief Financial Officer of Workstream Inc., dated August 29, 2002, pursuant to 18 U.S.C.
               Section 1350.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.



Dated August 29, 2002               By: /s/ Michael Mullarkey
                                        ----------------------------------------
                                        Name:  Michael Mullarkey
                                        Title: Chief Executive Officer






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                                  Exhibit Index

Exhibit No.       Description
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99.1              Certification of Michael Mullarkey, Chairman and Chief
                  Executive Officer of Workstream Inc., dated August 29, 2002, pursuant to 18 U.S.C. Section 1350.

99.2 Certification of Paul Haggard, Chief Financial Officer of Workstream Inc., dated August 29, 2002, pursuant to 18 U.S.C.
                  Section 1350.